The Supplement that was filed on December 22, 2004 to the
U.S. Securities and Exchange Commission (“SEC”) is replaced with the following:

SUPPLEMENT DATED JANUARY 13, 2005
TO THE PROSPECTUS and THE STATEMENT of ADDITIONAL INFORMATION of
INTEGRITY MANAGED PORTFOLIOS
Dated November 30, 2004

TO THE PROSPECTUS

I.         EffectiveJanuary 13, 2005, each Fund (other than the Kansas Insured Intermediate Fund) has implemented the following contingent deferred sales charge (“CDSC”):

Maximum Deferred Sales Charge (Load)………………………………………..   1.00%

In the case of investments made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

II.       The following disclosure has been added under the first table on page 49 of the prospectus:

In the case of investments made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

III.     Under the section entitled “Rights of Accumulation”, the second sentence is replaced with the following:

The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

IV.    The following subsection entitled “Investments of $1 Million or More” has been added after the first full paragraph on page 51 of the prospectus:

Investments of $1 Million or More

For each Fund (other than the Kansas Insured Intermediate Fund), if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

V.   For each Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value; whichever is less.  The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions.  Each time you place a redemption request, we will first sell any shares in your account that are not subject to a CDSC.  If there are not enough of these shares to meet your request, we will sell the shares in the order in which they were purchased.

TO THE STATEMENT of ADDITIONAL INFORMATION

I.         Under the section entitled “Rights of Accumulation” on page 45, the second sentence is replaced with the following:

The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

II.       The following disclosure has been added under the section entitled “Additional Information on Purchases and Redemptions” beginning on page 47 of the statement of additional information:

For each Fund (other than the Kansas Insured Intermediate Fund), if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.  TheDistributormay pay a commission of 0.75%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE